                                                                January 31, 1998

Dear Shareholder,

     For the year ended December 31, 1997 the net asset value per share of the Germany Fund rose 23.2%, in US$ terms, against appreciation of 26.5% by the DAX Index of thirty leading German stocks. Adjusted for $3.16 in distributions declared during the year, the share price of your Fund rose 38.3%. Furthermore we are happy to report that the Germany Fund has been rated four stars by Morningstar for one, three, five and ten years.

     While just a few months ago the global economy looked set to gather further momentum, there is now growing concern that the economic and financial crisis in Asia could seriously threaten world prosperity. Taking into account all direct and indirect effects of the Asian crisis we believe that it will only modestly impact the overall economic outlook for Germany in 1998. Last year, economic growth within Germany increased by approximately 2.5%, and is expected to reach close to three percent in 1998. While business confidence is rising, unemployment levels have also continued to rise to record levels. Productivity improvements and international competition are the main factors for this unfavorable trend. These issues have increased the uneasiness of the German voters about re-electing the current government in the forthcoming September 1998 General Election.

     News flow from the corporate sector and on the economy generally remain positive. A waive of meger and acquisition plans have benefited the equity market in 1997. With the beginning date of the EMU less than a year away we anticipate further activity in 1998 as companies form strategic alliances both domestically and abroad. These mergers should in most cases underpin companies' strategic positions and enhance corporate profitability. Average estimated corporate earnings growth over the next two years is around 15% for blue chips and 20% for mid-sized companies. The mid-cap segment (as measured by the MDAX) is already selling at a 10% discount to the DAX30 stocks, which leads us to believe that there is unrealized price potential in some of the fast growing companies in the MDAX. In addition, overall market valuations compare favorably to the United States as well as most of the European equity markets.

     The Germany Fund continued its open-market share purchases and bough a record number of 982,512 shares during the year at an average discount of 17.1%. Management believes that the shares are attractively priced and continues to buy back shares in an ongoing effort to enhance shareholders' value.

                                  Sincerely,

/s/ Dr. Ronaldo H. Schmitz                        /s/ G. Richard Stamberger
Dr. Ronaldo H. Schmitz                            G. Richard Stamberger
Chairman and President                            Chief Executive Officer

                      FUND HISTORY AS OF DECEMBER 31, 1997


                                   STATISTICS

Net Assets                          $228,175,855
Shares Outstanding                    14,060,597
NAV Per Share                             $16.23


                                 TOTAL RETURNS


             Period                          NAV
1 year ended 12/31/97                     23.16%
3 years ended 12/31/97*                   20.46%
5 years ended 12/31/97*                   20.54%

*Average annual return


                               OTHER INFORMATION

NYSE Ticker Symbol                           GER
Dividend Reinvestment Plan                   Yes
Voluntary Cash Purchase Program              Yes
Annual Expense Ratio                        1.19


                     DIVIDEND & CAPITAL GAIN DISTRIBUTIONS

   Record         Ordinary        LT Capital
    Date           Income            Gains
  11/17/97          $0.62           $2.23**
   9/3/97           $0.07            $0.24
  12/19/96          $0.34            $0.72
   9/3/96            --              $0.13
  12/27/95          $0.29            $0.64


** Includes $1.35 of capital gains taxable at the 20% tax rate.

                                  PERFORMANCE

                          Net
                         Asset  Market
                         Value  Value     DAX
Year ended 12/31/96     21.55%  25.47%  18.95%
6 months ended 6/30/97  38.30%  23.16%  26.48%

               PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 1997



Medical Equipment                   2.4
Steel Manufacturing                 3.3
Telecommunications                  1.3
Electrical                         10.1
Utilities                          14.5
Insurance                          16.9
Apparel                             2.8
Machinery                           1.0
Automotive                          7.1
Transportation                      3.2
Broadcasting                        1.4
Manufacturing                       1.0
Chemical                           16.6
Construction Materials              1.1
Banking                            17.3



               10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 1997

                                               % of                                                     % of
                                             Portfolio                                                Portfolio
                                             ---------                                                ---------

1. Allianz Holdings                             11.4     6. Siemens                                      5.4
2. Dresdner Bank                                 7.4     7. Daimler-Benz                                 5.0
3. Commerzbank                                   6.0     8. Muenchener Ruckversicherungs                 5.0
4. VEBA                                          6.0     9. SAP                                          4.7
5. Rheinisch-Westfalisches                       5.7     10. Bayer                                       4.2
     Elektrizitatswerk

                      INTERVIEW WITH THE PORTFOLIO MANAGER

QUESTION: In the letter to shareholders you mentioned that the Asia crisis would only have limited impact on the German economy. Considering the fact that German exports continue to be the largest contributor to the country's economic growth, please elaborate on your positive outlook for 1998.


ANSWER: German exporters have long been chided for their slowness in building up market share in Asia, which now proves to be a relative advantage. Asia (including China and Japan) accounts for only about 12% of German exports. The European Union is still by far their most important market accounting for 57% of total exports. While exports of manufactured goods make up 22% of Germany's gross domestic product, deliveries to Asia and Japan generate only about 2.4% of GDP. The direct effect should therefore be very limited. Taking the contagion effects into consideration (i.e. the crisis-induced loss of growth suffered by other trading partners), we expect total exports to increase by just under 7.5% this year after expanding by more than 11% in 1997.

QUESTION: If the Asia crisis does not have much of an impact on the overall German economy does it influence your stock selection at all and how?

ANSWER: The direct effect on German companies generating sales in those regions is relatively small, especially since most Asian economies still possess growth potential. What is more significant but more difficult to quantify is the indirect effect such as the improved competitiveness of Asian companies due to currency shifts and devaluation. We would expect more intensive price competition in commodity related industries, such as basic chemicals, paper, memory chips and steel and other product areas, such as consumer electronics, cameras, printers and photocopiers and automobiles. As a result of the developments in Asia, we adjusted our asset allocation by underweighting or selling companies with a higher exposure to the area.

QUESTION: You still seem to believe that Germany will be part of the European Monetary Union ('EMU'). From what we understand Germany not only has trouble meeting the deficit criteria, but more importantly its participation has been challenged in Germany's Constitutional Court. What is your interpretation of the situation and will EMU go ahead as planned?

ANSWER: First, regarding the crucial Maastrich deficit test: with a deficit-to-GDP ratio of exactly 3%, it now looks as if Germany has indeed passed the stipulated maximum. Despite large tax shortfalls and heavy spending burdens due to the weakness of the economy, the federal government succeeded in reducing its net borrowings by DM 13.9 bn from a year earlier. This was achieved through reductions in expenditures on job creation programs in Eastern Germany, cuts in administrative expenses, as well as through the inflow of funds from a wave of privatizations and early repayment of development subsidies by the Airbus consortium. Furthermore, it is interesting to note that only in recent history (since reunification) did Germany have to deal with an increased deficit situation. While government finances showed a surplus in 1989, large cash infusions into the former East Germany created a deficit situation from 1990 to 1997. During this period, however, the government still managed to keep the average deficit just below the 3% threshold.

Second, it is correct that EMU is challenged in a highly publicized case. Four German professors are trying to stop Germany's participation in Europe's economic and monetary union. We perceive the risk that the German Constitutional Court will prevent Germany from participating in EMU as marginal. The Court may even decline to consider the complaint at all. Should that happen, the complainants have already announced that they would challenge the decision of the government and parliament. The chances of succeeding with such a move are equally slim.

Therefore, we maintain our view that Germany's participation in EMU will go ahead on schedule.

Hanspeter Ackermann, Portfolio Manager of The Germany Fund, Inc.

                    REPORT OF INVESTMENT ADVISER AND MANAGER

SPECIAL REPORT: THE GERMAN GENERAL ELECTION

     On September 27, 1998 Germany will hold its third General Election since reunification.

     Lower House (Bundestag): There are 328 constituencies in Germany and the candidate who gains a relative majority of votes in a constituency is directly elected to the parliament. Another 328 seats are allocated to a particular party under a proportional vote, which allows minority parties some representation in the lower house. However, a minimum threshold stipulates that only parties gaining at least five per cent of the total votes, or at least three direct constituency seats can be represented in parliament. The election outcome is, therefore, highly complex to forecast.

     Upper House (Bundesrat): The upper house represents the sixteen Laender or states within Germany. The Bundesrat does not consist of elected representatives, but rather members appointed by the state governments. The size of each state's population determines the number of Bundesrat votes to fill the total of 68 seats in the upper house.

     More than half of all lower house bills require formal approval of the Bundesrat. Hence, the upper house can overrule the government's interest, making it difficult to pass anything into law against the Bundesrat's will. Bills rejected by the upper house are usually passed to a reconciliation committee which is comprised of both houses. If this process is unsuccessful, the law will not be passed. Currently, the SPD controls the Bundesrat, while the CDU/CSU and FDP (the government coalition) control the Bundestag. It is therefore not surprising that, during the past year, Mr. Kohl's government was unable to pass some of the much needed long term reforms due to the opposition's majority in the Bundesrat.

     As things stand now we view a return of the CDU/CSU/FDP government as the most likely outcome and the equity market should respond positively. There is a small possibility for the CDU/CSU to secure an outright majority. The equity market could see a reinvigorated Mr. Kohl as very positive. A grand coalition of CDU/CSU/SPD would be the best case for the economy and financial markets as the much needed reforms would most likely pass in the upper house.

OUTLOOK FOR THE GERMAN ECONOMY


     The expected slowdown in Asia has caused the International Monetary Fund to reduce its world growth forecast from 4.3% to 3.5% for 1998. We expect German GDP growth only slightly lower at around 2.75% in 1998 and 3% in 1999. Last year German economic growth was mainly driven by exports which we expect to slow down going into 1998. This year we expect a recovery in domestic demand as we think that household spending will pick up due to the following factors: 1) a rise in employment, 2) stabilization in wage growth rates, and 3) a reduction of the tax burden, following the two-point fall in the solidarity tax. German consumer spending has been lagging consumer behavior elsewhere in Europe, but also significantly trailing Germany's overall economic recovery. We think there is significant pent-up demand from consumers to participate in the economic recovery by spending some of their accumulated wealth. After all, consumer confidence has been rising since last summer.

THE FUND'S PORTFOLIO STRATEGY

     The Lower Saxony state election in March will give market participants a preview of what is going to happen in the September General Election. Political influences though are unlikely to dominate until the third quarter of this year. While stock prices seem fairly valued at current levels, we believe the market will be driven by further news of corporate restructuring in view of EMU as well as an unexpected strong recovery in domestic demand. Our stock selection continues to be primarily driven by research focusing on earnings growth and strong management, as we strive to outperform our benchmark as well as our respective competition.

                          DISCOUNT TO NET ASSET VALUE

     As mentioned in the semi-annual report, some shareholders have expressed concern about the high discounts to net asset value that closed-end country funds have been trading at in recent years. While the Directors of your Fund share these concerns, they must also balance the interests of all shareholders. As we know, and as was stated in your Fund's initial offering prospectus, 'shares of closed-end funds frequently trade at a discount from net asset value.' Sometimes the discounts widen when investors seek opportunities elsewhere and there is an imbalance in demand. This has been true since 1994, as the U.S. stock market has been steadily out-performing the Western European markets. To the extent the sentiment changes and more investors return to seek greater value overseas, a higher demand for Western European country funds could help over-all discounts to narrow. This would have a positive effect on your market price return.

     For example, during the 12 months to December 31, 1997, your Fund's discount narrowed from 19.9% to 12.2%. As a result, while the net asset value per share increased 23.2% during the period, the market value increased 38.3%. (Both calculations have been adjusted to include distributions). Thus not only is there value in a discount--the ability to effectively own shares of portfolio securities at 87.8% of their market price--there is the added benefit that during times of a decline in the discount, total market value return exceeds net asset value return. Obviously, we cannot predict what will happen, but we want shareholders to realize that the existence of a discount can also present an opportunity.

     Your Independent Directors review GER's discount at every Board meeting and regularly consider steps aimed at reducing it. These steps include open-market purchases of shares and increased marketing efforts. While special SEC constraints do place some limitations on the extent of Fund repurchases, we have tried to be active in the market. During your Fund's current fiscal year, 982,512 shares were repurchased. A public relations firm has also been assisting in obtaining favorable media coverage for your Fund and working on newsletter mailings.

     In conclusion, the Board believes that the closed-end format is intentionally different from the open-end one. Its advantages are: i) flexibility of portfolio management where cash position and security selection do not depend on liquidity considerations and ii) predictable and relatively constant asset size and resulting expense ratio. This has been the nature of your Fund from the outset. The Board believes your Fund should be run in the best interests of all shareholders and is working diligently towards that end.

---------------------------------------------------------

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

---------------------------------------------------------
                                                VALUE
   SHARES               DESCRIPTION            (NOTE 1)
---------------------------------------------------------

INVESTMENTS IN GERMAN SECURITIES--
               105.8% OF NET ASSETS

               COMMON STOCKS--94.2%
               APPAREL--3.0%
       30,500  Adidas....................... $  4,017,984
        2,212  Hugo Boss....................    2,734,209
                                             ------------
                                                6,752,193
                                             ------------

               AUTOMOTIVE--7.6%
      173,000  DaimlerBenz..................   12,156,236
        9,000  Volkswagen...................    5,071,269
                                             ------------
                                               17,227,505
                                             ------------


               BANKING--18.3%
      145,000  Bayerische Vereinsbank.......    9,502,506
      369,000  Commerzbank..................   14,546,325
      383,820  Dresdner Bank................   17,737,784
                                             ------------
                                               41,786,615
                                             ------------
               CHEMICAL--13.4%
      162,000  BASF.........................    5,750,278
      273,000  Bayer........................   10,214,699
       21,432  Henkel KGaA..................    1,205,252
      250,000  Hoechst......................    8,769,488
       35,000  SGL Carbon...................    4,521,158
                                             ------------
                                               30,460,875
                                             ------------
               ELECTRICAL--7.7%
       16,100  SAP..........................    4,899,026
      220,000  Siemens......................   13,045,657
                                             ------------
                                               17,944,683
                                             ------------
               INSURANCE--17.9%
      106,000  Allianz......................   27,503,341
       32,000  Muenchener Ruckversiche-
                 rungs......................   12,080,178
        1,300  Victoria Holding.............    1,303,619
                                             ------------
                                               40,887,138
                                             ------------

               MACHINERY--1.0%
       41,500  Heidelberger
                 Druckmaschinen*............    2,287,584
                                             ------------

               MANUFACTURING--1.0%
       35,000  Kloeckner-Werke*.............    2,348,274
                                             ------------


---------------------------------------------------------
                                                VALUE
   SHARES               DESCRIPTION            (NOTE 1)
---------------------------------------------------------

               MEDICAL EQUIPMENT--.6%
       22,000  Fresenius Medical Care*...... $  1,463,808
                                             ------------
               STEEL-MANUFACTURING--3.5%
       15,800  Mannesmann...................    7,996,771
                                             ------------

               TELECOMMUNICATIONS--1.3%
      162,000  Deutsche Telekom.............    3,053,285
                                             ------------

               TRANSPORTATION--3.4%
      408,000  Lufthansa....................    7,837,416
                                             ------------

               UTILITIES--15.3%
      256,000  Rheinisch-Westfalisches
                 Elektrizitatswerk..........   13,755,011
      211,000  VEBA.........................   14,391,704
       12,500  VIAG.........................    6,744,154
                                             ------------
                                               34,890,869
                                             ------------
               Total Common Stocks
                 (cost $140,737,931)........  214,937,016
                                             ------------

               PREFERRED STOCKS--11.6%

               BROADCASTING--1.5%
       72,800  ProSieben Media*.............    3,404,900
                                             ------------
               CHEMICAL--4.2%
      150,875  Henkel KGaA..................    9,534,695
                                             ------------

               CONSTRUCTION
                 MATERIALS--1.2%
       10,000  Dyckerhoff...................    2,644,766
                                             ------------

               ELECTRICAL--2.8%
       19,800  SAP..........................    6,487,918
                                             ------------

               MEDICAL EQUIPMENT--1.9%
       24,000  Fresenius....................    4,423,163
                                             ------------
               Total Preferred Stocks

                 (cost $21,563,337).........   26,495,442
                                             ------------

               Total Investments in
                 German Securities
                 (cost $162,301,268)........  241,432,458
                                             ------------

------------------------
* Non-income producing securities.
  See Notes to Financial Statements.

---------------------------------------------------------
                                                VALUE
                        DESCRIPTION            (NOTE 1)
---------------------------------------------------------
      U.S.
   DOLLARS
     (IN
 THOUSANDS)
-------------
               REPURCHASE
               AGREEMENTS**--37.3%
       15,153  Agreement with Lehman
                 Brothers Inc., 6.45%
                 dated 12/31/97, due 1/2/98
                 in the amount of
                 $15,158,362, collateralized
                 by FHLBC of $10,000,000,
                 7.1% due 3/16/98 and
                 FHLB of $5,150,000,
                 6.8% due 4/16/03........... $ 15,152,932

       70,000  Agreement with
                 J.P. Morgan Securities
                 Inc., 6.5% dated
                 12/31/97, due 1/2/98
                 in the amount of
                 $70,025,278,
                 collateralized by FNMA
                 of $50,000,000, 6.57% due
                 9/3/02 and
                 FNMA of $19,660,000,
                 6.57% due 9/3/02...........   70,000,000
                                             ------------
               Total Repurchase
                 Agreements
                 (cost $85,152,932).........   85,152,932
                                             ------------
               COMMERCIAL PAPER--12.2%

       15,000  J.P. Morgan Securities Inc.,
                 5.7%, 1/13/98..............   14,907,375
       13,000  Merrill Lynch Securities
                 Inc., 5.82%, 1/13/98.......   12,918,035
                                             ------------
               Total Commercial Paper
               (cost $27,825,410)...........   27,825,410
                                             ------------
               Total Investments--155.3%
               (cost $275,279,610)..........  354,410,800
               Liabilities in excess of
                 cash and other
                 assets--(55.3%)............ (126,234,945)
                                             ------------
               NET ASSETS--100%............. $228,175,855
                                             ------------
                                             ------------

---------------------------------------------------------
THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

---------------------------------------------------------
ASSETS
Investments, at value (cost $275,279,610)... $354,410,800
Cash (includes $314,873 equivalent in an
  interest-bearing Deutsche mark account
  with Deutsche Bank AG)....................    1,032,244
Receivable for securities sold..............    4,369,710
Interest receivable.........................      561,588
Foreign withholding tax refund
  receivable................................       27,228
Other assets................................        1,280
                                             ------------
    Total assets............................  360,402,850
                                             ------------
LIABILITIES
Payable upon return of securities loaned....   85,152,932
Dividend payable............................   41,509,671
Payable for securities purchased............    3,832,154
Payable for shares repurchased..............    1,027,932
Payable for securities lending brokers'
  rebate and agency fees....................      406,726
Management fee payable......................      109,655
Investment advisory fee payable.............       56,424
Accrued expenses and accounts
  payable...................................      131,501
                                             ------------
    Total liabilities.......................  132,226,995
                                             ------------
NET ASSETS.................................. $228,175,855
                                             ------------
                                             ------------

Net assets consist of:
Paid-in capital, $.001 par (Authorized
  80,000,000 shares)........................ $152,621,938
Cost of 780,313 shares held in treasury.....  (10,678,673)
Undistributed net realized gain on
  investments and Deutsche mark
  transactions..............................    7,115,149
Net unrealized appreciation of
  investments and Deutsche mark
  currency..................................   79,117,441
                                             ------------
Net assets.................................. $228,175,855
                                             ------------
                                             ------------
Net asset value per share ($228,175,855
divided by 14,060,597 shares of common stock
issued and outstanding).....................
                                                   $16.23

------------------
** Investment of cash collateral received for portfolio securities on loan.
  See Notes to Financial Statements.

-----------------------------------------------------------
THE GERMANY FUND, INC.
STATEMENT OF OPERATIONS
-----------------------------------------------------------
                                               FOR THE
                                              YEAR ENDED
                                             DECEMBER 31,
                                                 1997
                                           ----------------

NET INVESTMENT INCOME

Income
  Dividends (net of foreign withholding
    taxes of $385,856)....................   $  3,472,709
  Interest................................        732,527
                                           ----------------
    Total income..........................      4,205,236
                                           ----------------

Expenses
  Management fee..........................      1,430,962
  Investment advisory fee.................        727,922
  Custodian and Transfer Agent's fees and
    expenses..............................        178,997
  Directors' fees and expenses............        138,381

  Legal fee...............................         65,125
  Audit fee...............................         53,000
  Reports to shareholders.................        278,439
  NYSE listing fee........................         24,260
  Miscellaneous...........................         82,588
                                           ----------------
    Total expenses........................      2,979,674
                                           ----------------
Net investment income.....................      1,225,562
                                           ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND DEUTSCHE MARK
  TRANSACTIONS

Net realized gain (loss) on:
  Investments.............................     50,112,491
  Deutsche mark transactions..............     (2,630,033)
Net change in unrealized
  appreciation/depreciation on:
  Investments.............................      3,466,826
  Translation of other assets and
    liabilities from Deutsche marks.......        221,056
                                           ----------------
Net gain on investments and Deutsche mark
  transactions............................     51,170,340
                                           ----------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................   $ 52,395,902
                                           ----------------
                                           ----------------

See Notes to Financial Statements.


-----------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------
                                   FOR THE        FOR THE
                                 YEAR ENDED     YEAR ENDED
                                DEC. 31, 1997  DEC. 31, 1996
                                -------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS
Operations
  Net investment income........ $   1,225,562  $   1,191,843
  Net realized gain (loss) on:
    Investments................    50,112,491     19,641,354
    Deutsche mark
      transactions.............    (2,630,033)    (1,243,377)
  Net change in unrealized
    appreciation/
    depreciation on:

    Investments................     3,466,826     29,432,368
    Translation of other assets
      and liabilities from
      Deutsche marks...........       221,056       (181,807)
                                -------------  -------------
  Net increase in net assets
    resulting from operations..    52,395,902     48,840,381
                                -------------  -------------
Distributions to shareholders
  from:
  Net realized short term
    capital gains*.............   (10,104,802)    (4,835,800)
  Net realized long term
    capital gains:
    Taxable at 28% tax rate....   (16,244,212)   (12,094,795)
    Taxable at 20% tax rate....   (19,662,476)      --
                                -------------  -------------
                                  (46,011,490)   (16,930,595)
                                -------------  -------------
Capital share transactions:
  Net proceeds from
    reinvestment of dividends
    (843,067 and 647,796
    shares, respectively)......    11,437,576      7,822,971
  Cost of shares repurchased
    (982,512 and 474,460
    shares, respectively)......   (13,445,789)    (5,619,012)
                                -------------  -------------
  Net increase (decrease) in
    net assets from capital
    share transactions.........    (2,008,213)     2,203,959
                                -------------  -------------
Total increase in net assets...     4,376,199     34,113,745
NET ASSETS
Beginning of year..............   223,799,656    189,685,911
                                -------------  -------------
End of year (including
  undistributed net investment
  income of $-0- as of December
  31, 1997 and 1996............ $ 228,175,855  $ 223,799,656
                                -------------  -------------
                                -------------  -------------

* Characterized as ordinary income for tax purposes.

---------------------------------------------------------
THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the 'Fund') was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and dissolved the charter of incorporation in Delaware, and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund. Investments in securities having a maturity of 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

REPURCHASE AGREEMENTS: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in Deutsche mark ('DM') and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

     Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 1997, the Fund reclassified permanent book and tax differences as follows:

                                                 INCREASE
                                                (DECREASE)
                                                -----------

Undistributed net investment income..........   $(1,225,562)

Undistributed net realized gain on
  investments and Deutsche mark
  transactions...............................     1,225,562

Paid-in capital..............................           -0-



NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

     The Fund has entered into a Management Agreement with Deutsche Morgan Grenfell Inc. (the 'Manager') and an Investment Advisory Agreement with Deutsche Asset Management GmbH (the 'Investment Adviser').The Manager and the Investment Adviser are affiliated companies.

     The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

     Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders, and select brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES

     For the year ended December 31, 1997, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, received $585,472 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

     For the year ended December 31, 1997, interest income earned on the Deutsche mark account with Deutsche Bank AG was $131,504.

     Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.


NOTE 4. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997 were $194,072,651 and $225,667,294, respectively.

     The cost of investments at December 31, 1997 was $275,870,164 for United States Federal income tax purposes. Accordingly, as of December 31, 1997, net unrealized appreciation of investments aggregated $78,540,636, of which $79,396,726 and $856,090 related to unrealized appreciation and depreciation, respectively.


NOTE 5. PORTFOLIO SECURITIES LOANED

     At December 31, 1997, the market value of the securities loaned and amount of collateral received with respect to such loans were $80,805,562 and $85,152,932, respectively. For the year ended December 31, 1997, net earnings to the Fund from investing such collateral were $268,410, after deducting borrowers' rebate and agency fees of $4,620,345 and $106,100, respectively.


NOTE 6. CAPITAL

     During the years ended December 31, 1997 and 1996, the Fund purchased 982,512 and 474,460 of its shares of common stock on the open market at a total cost of $13,445,789 and $5,619,012, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 17.1% and 20.4%, respectively. These shares were held in treasury. During the years ended December 31, 1997 and 1996, the Fund issued 843,067 and 647,796 shares, respectively to shareholders as a result of dividend reinvestment.

---------------------------------------------------------
THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                             FOR THE YEAR ENDED DECEMBER 31,
                              1997        1996       1995        1994       1993
                             -------     -------    -------     ------     ------
PER SHARE OPERATING
 PERFORMANCE:
NET ASSET VALUE:
   BEGINNING OF YEAR......   $ 15.76      $13.52     $12.89     $12.87      $9.78
                                 ---         ---        ---        ---        ---
NET INVESTMENT INCOME.....       .09         .08        .12        .11        .12
NET REALIZED AND
 UNREALIZED GAIN ON
 INVESTMENTS AND DEUTSCHE
 MARK TRANSACTIONS........      3.50        3.34       1.64        .69       3.25
                                 ---         ---        ---        ---        ---
INCREASE FROM INVESTMENT

 OPERATIONS...............      3.59        3.42       1.76        .80       3.37
                                 ---         ---        ---        ---        ---
INCREASE RESULTING FROM
 SHARE REPURCHASES........       .19         .10          -        .01          -
                                 ---         ---        ---        ---        ---
DISTRIBUTIONS FROM NET
 INVESTMENT INCOME........         -           -       (.12)      (.12)      (.06)
DISTRIBUTIONS FROM NET
 REALIZED FOREIGN CURRENCY
 GAINS+...................         -           -       (.08)      (.05)         -
DISTRIBUTIONS FROM NET
 REALIZED SHORT TERM
 GAINS+...................      (.69)       (.34)      (.15)      (.28)         -
DISTRIBUTIONS FROM NET
 REALIZED LONG TERM
 CAPITAL GAINS:
 TAXABLE AT 28% TAX
   RATE...................     (1.12)       (.85)      (.71)      (.34)      (.22)
 TAXABLE AT 20% TAX
   RATE...................     (1.35)
                                 ---         ---        ---        ---        ---
TOTAL DISTRIBUTIONS.......     (3.16)      (1.19)     (1.06)      (.79)      (.28)
                                 ---         ---        ---        ---        ---
DILUTION IN NAV FROM
 DIVIDEND REINVESTMENT....      (.15)       (.09)      (.07)         -          -
                                 ---         ---        ---        ---        ---
NET ASSET VALUE:
 END OF YEAR..............   $ 16.23      $15.76     $13.52     $12.89     $12.87
                                 ---         ---        ---        ---        ---
                                 ---         ---        ---        ---        ---
MARKET VALUE:
 END OF YEAR..............   $ 14.25     $12.625    $11.375     $10.75     $12.50
TOTAL INVESTMENT RETURN
 FOR THE YEAR:++
 BASED UPON MARKET
   VALUE..................      38.3%      21.55%     15.72%     (8.63%     26.22%
 BASED UPON NET ASSET
   VALUE..................     23.16%      25.47%     13.12%      6.37%     36.84%
RATIO TO AVERAGE NET
 ASSETS:
 TOTAL EXPENSES...........      1.19%       1.26%      1.23%      1.28%      1.36%
 NET INVESTMENT INCOME....       .49%        .56%       .88%       .79%      1.09%
PORTFOLIO TURNOVER........      81.2%       55.4%        41%        31%        39%
AVERAGE BROKERAGE
 COMMISSIONS*.............   $ .1445     $0.2674          -          -          -
NET ASSETS AT END OF YEAR
 (000'S OMITTED)..........   $228,175    $223,800   $189,686    $173,935   $171,863

------------------

 + CHARACTERIZED AS ORDINARY INCOME FOR TAX PURPOSES.

++ TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING THAT SHARES OF THE FUND'S

   COMMON STOCK WERE PURCHASED AT THE CLOSING MARKET PRICE AS OF THE BEGINNING OF THE PERIOD, DIVIDENDS, CAPITAL GAINS AND OTHER DISTRIBUTIONS WERE REINVESTED AS PROVIDED FOR IN THE FUND'S DIVIDEND REINVESTMENT PLAN AND THEN SOLD AT THE CLOSING MARKET PRICE PER SHARE ON THE LAST DAY OF THE PERIOD. THE COMPUTATION DOES NOT REFLECT ANY SALES COMMISSION INVESTORS MAY INCUR IN PURCHASING OR SELLING SHARES OF THE FUND. THE TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE IS SIMILARLY COMPUTED EXCEPT THAT THE FUND'S NET ASSET VALUE IS SUBSTITUTED FOR THE CLOSING MARKET VALUE.

 * REPRESENTS AVERAGE BROKERAGE COMMISSION RATE PER SHARE OF TOTAL SECURITY TRADES ON WHICH BROKERAGE COMMISSIONS WERE CHARGED. THIS INFORMATION IS PRESENTED ONLY FOR THE PERIODS BEGINNING WITH THE YEAR ENDED DECEMBER 31, 1996.

---------------------------------------------------------
REPORT OF
INDEPENDENT ACCOUNTANTS
---------------------------------------------------------

To the Board of Directors and Shareholders of The Germany Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Germany Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 20, 1998

---------------------------------------------------------
1997 U.S. TAX INFORMATION (UNAUDITED)
---------------------------------------------------------

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 1997 is $157,523. The foreign source income for information reporting purposes is $440,434. During the year, the Fund made capital gain distributions of $35,906,688, of which $16,244,212 and $19,662,476 related to 28% and 20% rate gains, respectively.

This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1997.


---------------------------------------------------------
VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
---------------------------------------------------------

    The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ('Plan') which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the 'Plan Agent'), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

    Under the Plan, participating stockholders ('Plan Participants') appoint the Plan Agent to receive or invest Fund distributions as described below under 'Reinvestment of Fund Shares.' In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under 'Voluntary Cash Purchases.' There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under 'Reinvestment of Fund Shares' and 'Voluntary Cash Purchases.'

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are reg-istered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the Dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

    Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

    Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

    For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined or on behalf of the Fund.

    The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

    The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

    The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five- and, if available, ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

 The Germany Fund received four stars for the three-and five-year periods rated among 83 and 58 International Equity funds for these respective periods. Furthermore the Fund received four stars for the ten-year period rated among 16 International Equity funds.

EXECUTIVE OFFICES--

31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)


MANAGER--

Deutsche Morgan Grenfell Inc.


INVESTMENT ADVISER--

Deutsche Asset Management GmbH


CUSTODIAN AND TRANSFER AGENT--

Investors Bank & Trust Company


LEGAL COUNSEL--

Sullivan & Cromwell


INDEPENDENT ACCOUNTANTS--

Price Waterhouse LLP


DIRECTORS AND OFFICERS--

DR. RONALDO H. SCHMITZ, Chairman,
  President and Director

DETLEF BIERBAUM, Director

JOHN A. BULT, Director

PROF. DR. CLAUS KOEHLER, Director

+EDWARD C. SCHMULTS, Director

+HANS G. STORR, Director

CHRISTIAN STRENGER, Director

DR. JUERGEN F. STRUBE, Director

+ROBERT H. WADSWORTH, Director

+WERNER WALBROEL, Director


OTTO WOLFF von AMERONGEN, Director

G. RICHARD STAMBERGER, Executive Vice President and Chief Executive Officer

ROBERT R. GAMBEE, Chief Operating Officer and Secretary

JOSEPH M. CHEUNG, Chief Financial Officer and Treasurer

LAURA J. WEBER, Assistant Secretary
  and Assistant Treasurer

                                ---------------

+ Member of the Audit Committee.

All investment management decisions are made by a committee of United States and German advisors.

 This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report of investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/Dollar exchange rate.

           ---------------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
           ---------------------------------------------------------

THE FUND

    The Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol 'GER'. The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed by Deutsche Morgan Grenfell Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

    Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation 'Germany Fd'. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called 'Closed End Funds'. Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.
    For periodic updates please also visit our Web site: http://www.gerfund.com.

 THERE ARE THREE CLOSED-END FUNDS FOR YOUR SELECTION:

 o Germany Fund-investing exclusively in German equities, primarily the 'blue chip' corporations.

 o New Germany Fund-investing primarily in the middle-market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

 o Central European Equity Fund-investing primarily in Central and Eastern Europe as well as Russia.

     Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

15986


                                    [LOGO]


                                 THE GERMANY
                                  FUND, INC.

                                ANNUAL REPORT

                              DECEMBER 31, 1997